UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2013

Heavy Earth Resources, Inc.
 (Exact name of registrant as specified in Charter)

Florida (State or other jurisdiction of incorporation)	000-52979 (Commission File Number)	75-3160134 (IRS Employer Identification No.)

625 Second Street, #280, San Francisco, California	94107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (415) 813-5079

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 13, 2013, Heavy Earth Resources, Inc. (the “Registrant”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with an investor (the “Purchaser”) providing for the issuance and sale by the Registrant to the Purchaser of an aggregate principal value of $1,000,000 of a 15% convertible debenture (the “Debenture”) and common stock purchase warrants to purchase an aggregate of 2,000,000 shares of the Registrant’s Common Stock (the “Warrants” and the shares issuable upon exercise of the Warrants, collectively, the “Warrant Shares”), in exchange for the aggregate purchase price of approximately $1,000,000.  The Securities Purchase Agreement also provides that the Registrant will increase the size of its board of directors to 7 members and the Purchaser has the right to appoint 3 new members to the Registrant’s board of directors.

The Debenture will become due and payable three years from February 13, 2013, the date of issuance.  The Debenture may be converted at any time at the option of the Purchasers into shares of the Registrant’s common stock at a conversion price of $0.50 per share (the “Conversion Price”).  The Debenture bears interest at the rate of 15% per annum and increases to 18% in an event of default.  Interest is payable quarterly payable in cash and may be payable in shares of the Registrant’s common stock if certain conditions are met, including but not limited to, the condition that the Registrant has honored all conversions and redemptions as requested by the Purchaser, the Registrant has paid all liquidated damages owing to the Purchaser in respect of the Debenture, there is an effective registration statement for all shares issuable pursuant to the Debenture and Warrants, the Registrant is not in default of the Debenture and the daily trading volume for the Registrant’s common stock exceeds 25,000 shares per trading day (the “Equity Conditions”).  The Debenture also provides the Registrant with the option to redeem the Debenture at 115% of the outstanding principal together with any accrued but unpaid interest at any time if each of the Equity Conditions are met 20 trading days following the date of the Registrant’s redemption notice to the Purchaser.

The Warrants grant the Purchaser the right to purchase up to a number of shares of Common Stock equal to 100% of the shares underlying the principal amount of the Debenture issued to the Purchaser, have an exercise price of $0.60 per share, are exercisable immediately upon issuance and have a term of exercise of five years from February 13, 2013, the date of issuance.

The securities sold pursuant to the Securities Purchase Agreement have not been registered under the Securities Act of 1933 (the “Securities Act”) and have been issued under an exemption from the registration requirements of the Securities Act afforded by Regulation S.  The securities may not be offered or sold in the United States in the absence of an effective registration statement or exemption from applicable registration requirements.

On February 13, 2013, in connection with the Securities Purchase Agreement, the Registrant and the Purchaser entered into a Registration Rights Agreement (the “Registration Rights Agreement”).  Under the Registration Rights Agreement, the Registrant is required to file a registration statement (the “Registration Statement”) within 45 days following such closing to register the resale of the shares underlying the Debenture and the Warrant Shares.  The failure on the part of the Registrant to meet the filing deadlines and other requirements set forth in the Registration Rights Agreement may subject the Registrant to payment of monetary penalties.

In connection with the Securities Purchase Agreement, each of the Registrant’s subsidiaries, Deep Core Inc., DCX, S.A.S., and Deep Core (Barbados) Inc. (collectively, the “Subsidiaries”), entered into a Subsidiary Guarantee dated February 13, 2013 (the “Subsidiary Guarantee”), pursuant to which the Subsidiaries jointly and severally guaranteed to the Purchasers and their respective successors and assigns, the prompt and complete repayment of the Debenture.

The foregoing description of the Securities Purchase Agreement, the Debenture, the Warrants, the Registration Rights Agreement and the Subsidiary Guarantee is only a summary of the material terms of each document and is qualified in its entirety by reference to the full text of each document.  Copies of the Form of Securities Purchase Agreement, the Form of Debenture, the Form of Warrant, the Form of Registration Rights Agreement and the Form of Subsidiary Guarantee are attached as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5  respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02 in its entirety.  On February 13, 2013, the Registrant issued the Debenture and Warrants to the Purchaser. The Debenture and Warrants are being offered and sold pursuant to an exemption from the registration requirements of the Securities Act afforded by Regulation S.  The shares to be issued upon conversion of the Debenture and exercise of the Warrants have not been registered under the Securities Act and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Item 7.01 Regulation FD Disclosure.

On February 14, 2013, the Registrant issued a press release announcing the closing of the Securities Purchase Agreement and issuance of the Debenture and Warrants.  A copy the press release is attached hereto as Exhibit 99.1.

This information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act 1934, as amended, and is not incorporated by reference into any filing of the Registrant, whether made before or after the date of this report, regardless of any general incorporation language in the filing, except to the extent expressly set forth by specific reference in such a filing.  This report will not be deemed a determination or an admission as to the materiality of any information in the presentation that is required to be disclosed solely by Regulation FD.  The information in the presentation may only be accurate as of the date thereof and is subject to change.  The Registrant does not assume any obligation to update the information contained in the presentation.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Description of Exhibit
10.1	Form of Securities Purchase Agreement.
10.2	Form of 15% Convertible Debenture.
10.3	Form of Common Stock Purchase Warrant.
10.4	Form of Registration Rights Agreement.
10.5	Form of Subsidiary Guarantee.
99.1	Press Release dated February 14, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Heavy Earth Resources, Inc.

Date: February 15, 2013	By:	/s/ Grant Draper
Grant Draper President and Chief Executive Officer